UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Furmanite Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/12/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement / Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before 4/28/08.

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FURMANITE CORPORATION
C/O PROXY SERVICES P.O. BOX 9142
FARMINGDALE, NY 11735

FURMANITE CORPORATION

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 3/20/08
is to be held on 5/12/08 at 10:00 a.m.
at:	900 East Lookout Drive
Richardson, Texas 75082

From Dallas/Ft. Worth International Airport:
Take the north exit from the airport and merge onto I-635 East. Take the exit for US-75 North (North Central Expressway) towards Sherman (exit 19A). Get on US-75 North and take the Renner Road/Galatyn Parkway exit (exit 27A). Turn right on Galatyn Parkway and left again onto Performance Drive. Turn left on Lookout Drive and the hotel will be on the left.
Phone: (972) 367-2000

Voting items
THE BOARD OF DIRECTORS RECOMMEND A
VOTE “FOR” ITEMS 1 AND 2.
1.	ELECTION OF DIRECTORS

Nominees:
01) Sangwoo Ahn
02) John R. Barnes
03) Charles R. Cox
04) Hans Kessler

2.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

R1FUR
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